LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

January 27, 1999

Dear Shareholder:

We are pleased to provide you with investment results and market commentary for The Southern Africa Fund for the annual reporting period ended November 30, 1998.

INVESTMENT RESULTS

The following table provides performance for your Fund and its benchmark, the Johannesburg Stock Exchange (JSE) All-Share Index, for the six- and 12-month periods ended November 30, 1998.


The South African markets have performed very poorly over the six- and 12-month periods ended November 30, 1998. The sharp declines experienced in both the bond and equity markets have been brought about as a consequence of the general emerging market meltdown during the year, and specific concerns as to South Africa's political direction. Your Fund underperformed its benchmark over the six-month period as a result of its underweighting in commodity and gold stocks, which performed relatively well. However, the 12-month numbers remain above benchmark as a result of your Fund's long-term focus on sectors displaying strong earnings momentum.

INVESTMENT RESULTS(*)
Periods Ended November 30, 1998

                          Total Returns
                     ------------------------
                      6 Months     12 Months
The Southern
 Africa Fund           -35.00%       -19.70%
Johannesburg Stock
 Exchange (JSE)
 All-Share Index       -32.29%       -22.14%

(*) The Fund's investment results are total returns for the periods and are based on the net asset value of the Fund's shares as of November 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Past performance is no guarantee of future results.

    The Johannesburg Stock Exchange (JSE) All-Share Index is a capitalization-weighted index of all domestic stocks traded on the Johannesburg Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.


ECONOMIC AND STOCKMARKET REVIEW

South Africa's financial markets have recovered somewhat from their lows of September 1998 as a degree of confidence has returned to international equity markets. However, the current extraordinary high level of short-term interest rates has mitigated the extent of the rebound. At this point in time, short-term interest rates in South Africa stand at around 16%, as compared with an inflation rate that we forecast to be around 6% in 1999. This high level of real interest rates is driving South Africa into recession. We generally expect zero gross domestic product (GDP) growth in 1998, and only around 1% GDP growth in 1999. Given that population growth, we estimate, averages 4% a year, 1999 is likely to see yet another decline in per capita GDP. For the economy to make any progress, it will be essential for short-term rates to decline meaningfully in the early part of 1999. Short-term rates remain at this level as a result of the Central Bank's attempts to reduce the level of M3 growth and private sector credit expansion. Both of these indicators have been growing well above their target ranges, and have shown surprising resistance to a tightening of monetary policy. We expect both of these indicators to register significant declines in 1999, which should enable a more accommodating monetary policy stance from the Central Bank.

The current recession is fostering some difficulties at the political level. Crime remains endemic, and the level of social unrest continues to climb. The failure of the government to protect its own people has led to a reduction in confidence in the country's long-term future. We sincerely hope that the government will be able to come to grips with these problems during 1999, and thereby provide a greater incentive for foreign manufacturers to invest in the region.

OUTLOOK

The outlook for corporate profits in the near term remains relatively subdued, except for those compa-

                                                        The Southern Africa Fund
================================================================================

nies which enjoy a high level of exports where the weakness of the rand has improved their competitive edge. However, we feel that the stock exchange will be driven more by a decline in the cost of money, rather than by strong earnings growth. In this regard, we continue to focus our investment strategy on companies displaying relatively high levels of sales and earnings growth where we feel there is further potential for multiple expansion. The South African market looks to offer good value in an international context, particularly in view of the lack of debt financing by South African companies which, on aggregate, maintain a net cash position. At a prospective price to earnings multiple of around 10 times, the possibility for an extension of valuations remains high, particularly if investors believe that inflation can be held in check.

Thank you for your continued interest and participation in The Southern Africa Fund. We look forward to reporting to you again on developments in the Southern African markets and your Fund's investment results in coming periods.


Sincerely,

/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST HOLDINGS
November 30, 1998                                       The Southern Africa Fund
================================================================================

================================================================================
COMPANY                                       U.S.$ VALUE  PERCENT OF NET ASSETS
================================================================================
Nedcor, Ltd.                                  $ 5,566,659         7.6%
--------------------------------------------------------------------------------
South African Breweries, Ltd.                   4,936,591         6.7
--------------------------------------------------------------------------------
Firstrand Limited                               4,852,825         6.6
--------------------------------------------------------------------------------
Rembrandt Group, Ltd.                           4,567,362         6.2
--------------------------------------------------------------------------------
M-Cell, Ltd.                                    3,968,151         5.4
--------------------------------------------------------------------------------
Dimension Data Holdings, Ltd.                   3,878,892         5.3
--------------------------------------------------------------------------------
Anglo-American Corp. of South Africa, Ltd.      3,760,507         5.1
--------------------------------------------------------------------------------
Nasionale Pers Beperk, N shares                 3,122,415         4.3
--------------------------------------------------------------------------------
ABSA Group, Ltd.                                3,058,034         4.2
--------------------------------------------------------------------------------
Financiere Richemont - Dep Rec                  2,608,163         3.6
--------------------------------------------------------------------------------
Total                                         $40,319,599        55.0%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1998                                       The Southern Africa Fund
================================================================================

Company                            Shares  U.S.$ Value
--------------------------------------------------------------------------------
COMMON STOCKS--95.8%
BOTSWANA--1.7%

CONSUMER
 MANUFACTURING--0.4%
   MISCELLANEOUS--0.4%
   Sefalana Holdings Co.......     350,000 $   308,353
                                           -----------

CONSUMER STAPLES--0.7%
 BEVERAGES--0.7%
   Kgolo Ya Sechaba, Ltd......     100,000      11,295
   Sechaba Breweries, Ltd.....     398,000     503,486
                                           -----------
                                               514,781
                                           -----------

FINANCIAL SERVICES--0.6%
 INSURANCE--0.6%
   Botswana Insurance
   Holdings, Ltd..............     219,979     419,908
                                           -----------

 Total Botswanan Securities
   (cost $1,062,305)..........               1,243,042
                                           -----------

KENYA--0.5%

CONSUMER STAPLES--0.5%
 BEVERAGES--0.5%
   East African Breweries, Ltd.
    (cost $421,656)...........     452,623     387,533
                                           -----------

MALAWI--1.6%

CONSUMER SERVICES--1.6%
 PRINTING & PUBLISHING--1.6%
   Press Corporation(a)(b)
    (cost $2,002,637).........     188,750   1,179,687
                                           -----------

MAURITIUS--1.2%

CONSUMER SERVICES--0.7%
 RESTAURANTS & LODGING--0.7%
   Rogers and Company, Ltd....      83,679     503,561
                                           -----------

CONSUMER STAPLES--0.5%
 BEVERAGES--0.5%
   Mauritius Breweries, Ltd...     102,122     385,638
                                           -----------

 Total Mauritian Securities
   (cost $740,512)............                 889,199
                                           -----------

NAMIBIA--0.9%

BASIC INDUSTRY--0.2%
 MINING & METALS--0.2%
   Namibian Minerals Corp.(a).     130,000 $   154,375
                                           -----------

CONSUMER STAPLES--0.7%
 BEVERAGES--0.7%
   Namibian Breweries, Ltd. ..   1,000,000     492,524
                                           -----------

 Total Namibian Securities
   (cost $1,071,883)..........                 646,899
                                           -----------

SOUTH AFRICA--87.2%

BASIC INDUSTRIES--7.1%
 GOLD--2.7%
   Anglogold, Ltd.............     40,000    1,954,134
                                           -----------

 MINING & METALS--4.4%
 Billiton Plc.................  1,038,000    2,234,514
 South African Iron & Steel
   Industry Corp..............  4,180,586    1,006,485
                                           -----------
                                             3,240,999
                                           -----------
                                             5,195,133
                                           -----------

CONSUMER SERVICES--11.7%
 BROADCASTING & CABLE--2.6%
   Electronic Media/Supersports
    International Hldgs.......  1,700,000    1,000,791
   M-Web Holdings, Ltd.(a)....    400,000      875,143
                                           -----------
                                             1,875,934
                                           -----------

 PRINTING & PUBLISHING--4.9%
 Nasionale Pers Beperk,
   N shares...................    846,100    3,122,415
 Perskorgroep, Ltd. ..........    336,000      501,889
                                           -----------
                                             3,624,304
                                           -----------

 RETAIL-GENERAL
 MERCHANDISE--4.2%
   New Clicks Holdings, Ltd. .  1,178,602    1,139,146
   Pick 'N Pay Stores, Ltd. ..  1,746,200    1,933,233
                                           -----------
                                             3,072,379
                                           -----------
                                             8,572,617
                                           -----------
4

                                                        The Southern Africa Fund
================================================================================

Company                            Shares  U.S.$ Value
--------------------------------------------------------------------------------

CONSUMER STAPLES--13.0%
 BEVERAGES--6.7%
   South African Breweries, Ltd..  291,710  $ 4,936,591
                                            -----------

 TOBACCO--6.3%
   Rembrandt Group, Ltd.......     701,500    4,567,362
                                            -----------
                                              9,503,953
                                            -----------

ENERGY--3.0%
 DOMESTIC INTEGRATED--3.0%
   Energy Africa, Ltd.(a).....   1,225,550    2,153,677
                                            -----------

FINANCIAL SERVICES--27.2%
 BANKING--20.5%
   ABSA Group, Ltd............     635,100    3,058,034
   Firstrand Limited..........   3,945,000    4,852,825
   Nedcor, Ltd................     271,673    5,566,659
   Standard Bank Investment
    Corp., Ltd................     618,300    1,537,465
                                            -----------
                                             15,014,983
                                            -----------

 INSURANCE--4.5%
   Fedsure Holdings, Ltd......     200,000    1,504,261
   Forbes Group, Ltd..........   1,000,000    1,801,248
                                            -----------
                                              3,305,509
                                            -----------

 MISCELLANEOUS FINANCE--2.2%
   Liberty Life Association
    of Africa, Ltd............      96,000    1,641,473
                                            -----------
                                             19,961,965
                                            -----------

HEALTH CARE--2.4%
 MISCELLANEOUS
   HEALTH CARE--2.4%
   Macmed Health
    Care, Ltd.(a).............   3,354,000    1,768,210
                                            -----------

MULTI-INDUSTRY COMPANIES--8.7%
   Anglo-American Corp. of
    South Africa, Ltd.........     117,320    3,760,507
   Financiere Richemont -
    Dep Rec...................     179,900    2,608,163
                                            -----------
                                              6,368,670
                                            -----------

TECHNOLOGY--8.7%
 CHEMICALS--2.1%
   AECI, Ltd..................     952,000  $ 1,539,127
                                            -----------

 COMPUTER SOFTWARE--6.6%
   Dimension Data Holdings,
    Ltd.......................   1,031,441    3,878,892
   Usko, Ltd..................   2,451,400      947,734
                                            -----------
                                              4,826,626
                                            -----------
                                              6,365,753
                                            -----------

UTILITY--5.4%
 TELEPHONE UTILITY--5.4%
   M-Cell, Ltd................   3,106,020    3,968,151
                                            -----------

 Total South African Securities
   (cost $72,510,152).........               63,858,129
                                            -----------

ZAMBIA--1.3%

CONSUMER STAPLES--1.3%
 BEVERAGES--0.2%
   National Breweries Plc.(a)...  2,000,000     181,636
                                            -----------

 FOOD--0.3%
   Zambia Sugar Co............   30,720,000     195,491
                                            -----------

 TOBACCO--0.8%
   Rothmans of Pall Mall
    (Zambia) Berhad...........   16,079,032     584,692
                                            -----------

 Total Zambian Securities
   (cost $1,162,450)..........                  961,819
                                            -----------

ZIMBABWE--1.4%

CONSUMER STAPLES--0.6%
 BEVERAGES--0.6%
   Delta Corp.................    1,844,282     406,240
                                            -----------

FINANCIAL SERVICES--0.2%
 BANKING--0.2%
   NMBZ Holdings, Ltd.........      525,000     156,081
                                            -----------

PORTFOLIO OF INVESTMENTS(continued)                     The Southern Africa Fund
================================================================================

Company                          Shares    U.S.$ Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY
 COMPANY--0.1%
   TA Holdings, Ltd.(a).....   2,024,800   $    32,836
                                           -----------

CONSUMER SERVICES--0.5%
 BROADCASTING &
 CABLE--0.5%
   Econet Wireless(a).......  16,500,000       401,351
                                           -----------

 Total Zimbabwean Securities
   (cost $2,321,543)........                   996,508
                                           -----------

 Total Common Stocks
   (cost $81,293,138).......                70,162,816
                                           -----------


                                  Principal
                                   Amount
Company                             (000)  U.S.$ Value
--------------------------------------------------------------------------------
TIME DEPOSIT--1.2%
 Brown Brothers Harriman & Co.
   5.25%, 12/01/98
   (cost $900,000)..........        $ 900  $   900,000
                                           -----------

TOTAL INVESTMENTS--97.0%
   (cost $82,193,138).......                71,062,816
 Other assets less liabilities--3.0%         2,214,671
                                           -----------

 NET ASSETS--100%...........               $73,277,487
                                           ===========

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) U.S. Dollar denominated security.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIE
November 30, 1998                                      The Southern Africa Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $82,193,138) ......................    $ 71,062,816
 Cash, at value (cost $4,172,540) ............................................       4,158,960
 Receivable for investment securities sold ...................................         664,317
 Dividends and interest receivable ...........................................         206,715
 Deferred organization expenses and other assets .............................           4,702
                                                                                  ------------
 Total assets ................................................................      76,097,510
                                                                                  ------------

LIABILITIES
 Payable for investment securities purchased .................................       2,253,617
 Advisory fee payable ........................................................         141,337
 Sub-advisory fee payable ....................................................          47,035
 Administrative fee payable ..................................................          12,948
 Accrued expenses and other liabilities ......................................         365,086
                                                                                  ------------
 Total liabilities ...........................................................       2,820,023
                                                                                  ------------
NET ASSETS ...................................................................    $ 73,277,487
                                                                                  ============

COMPOSITION OF NET ASSETS:
Common stock, at par .........................................................    $     60,071
 Additional paid-in capital ..................................................      82,854,413
 Distributions in excess of net investment income ............................        (174,849)
 Accumulated net realized gain on investment transactions ....................       1,671,937
 Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............................     (11,134,085)
                                                                                  ------------
                                                                                  $ 73,277,487
                                                                                  ============
NET ASSET VALUE PER SHARE
 (based on 6,007,100 shares outstanding) .....................................          $12.20
                                                                                         =====

--------------------------------------------------------------------------------
See notes to financial statements

STATEMENT OF OPERATIONS
Year Ended November 30, 1998                            The Southern Africa Fund
================================================================================

INVESTMENT INCOME
 Dividends (net of foreign taxes withheld of $32,306) ................      $  2,263,118
 Interest ............................................................           616,877       $  2,879,995
                                                                            ------------
EXPENSES
 Management fee ......................................................           813,261
 Sub-advisory fee ....................................................           218,496
 Custodian ...........................................................           231,587
 Audit & legal .......................................................           197,959
 Administrative fee ..................................................           189,035
 Directors' fees and expenses ........................................           185,227
 Reports and notices to shareholders .................................            99,723
 Registration ........................................................            16,167
 Amortization of organization expenses ...............................            11,994
 Transfer agency .....................................................             8,853
 Miscellaneous .......................................................            15,272
                                                                            ------------
 Total expenses ......................................................                            1,987,574
                                                                                               ------------
 Net investment income ...............................................                              892,421
                                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Net realized gain on investment transactions ........................                            1,806,718
 Net realized loss on foreign currency transactions ..................                           (1,406,572)

 Net change in unrealized appreciation (depreciation) of:
   Investments .......................................................                          (23,969,797)
   Foreign currency denominated assets and liabilities ...............                             (151,860)
                                                                                               ------------

 Net loss on investments and foreign currency transactions............                          (23,721,511)
                                                                                               ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...........................                         $(22,829,090)
                                                                                               ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                            Year Ended         Year Ended
                                                                           November 30,        November 30,
                                                                               1998                1997
                                                                          -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income .............................................      $     892,421       $   2,442,370
 Net realized gain on investments and foreign currency transactions.            400,146          15,848,303
 Net change in unrealized appreciation (depreciation) of investments
   and foreign currency denominated assets and liabilities .........        (24,121,657)         (9,252,409)
                                                                          -------------       -------------
 Net increase (decrease) in net assets from operations .............        (22,829,090)          9,038,264
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .............................................           (892,421)         (2,012,378)
 Distributions in excess of net investment income ..................         (1,624,554)                -0-
 Net realized gains ................................................        (15,558,389)        (13,455,904)
                                                                          -------------       -------------
 Total decrease ....................................................        (40,904,454)         (6,430,018)
NET ASSETS:
 Beginning of year .................................................        114,181,941         120,611,959
                                                                          -------------       -------------
 End of year (including undistributed net investment income of
   $1,651,537 as of November 30, 1997) .............................      $  73,277,487       $ 114,181,941
                                                                          =============       =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1998                                       The Southern Africa Fund
================================================================================

NOTE A: Significant Accounting Policies

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at The Southern Africa Fund the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed- income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March, 1999.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to net operating losses and tax classification of distributions resulted in a decrease in distributions in excess of net investment income, a decrease in accumulated net realized gain on investment transactions and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Management, Sub-advisory and
Administrative fees

Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the new terms of the Sub-Advisory Agreement effective May 1, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or
(ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. There were no reimbursements from the Fund to AFS during the year ended November 30, 1998 relating to shareholder servicing costs.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $79,015,337 and $100,448,141, respectively, for the year ended November 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1998.

At November 30, 1998, the cost of investments for federal income tax purposes was $82,524,614. Accordingly, gross unrealized appreciation of investments was $3,835,607 and gross unrealized depreciation of investments was $15,297,405 resulting in net unrealized depreciation of $11,461,798 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the

                                                        The Southern Africa Fund
================================================================================

difference between the original contracts and the closing of such contracts is included in net realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At November 30, 1998, the Fund had no outstanding forward exchange currency contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock
There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at November 30, 1998, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E: Concentration of Risk

Investment in equity securities of Southern African issuers involves special consideration and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                            Year Ended November 30,            March 7, 1994 (a)
                                                     ---------------------------------------          to
                                                        1998       1997      1996      1995    November 30, 1994
                                                        ----       ----      ----      ----    -----------------
Net asset value, beginning of period............     $  19.01    $ 20.08   $ 21.49    $18.34         $ 13.87(b)
                                                     --------    -------   -------    ------         -------
Income From Investment Operations
---------------------------------
Net investment income...........................          .16        .41       .39       .17             .42
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions..        (3.96)      1.10      (.30)     4.27            4.05
                                                     --------    -------   -------    ------         -------
Net increase (decrease) in net asset value
 from operations................................        (3.80)      1.51       .09      4.44            4.47
                                                     --------    -------   -------    ------         -------

Less: Dividends and Distributions
---------------------------------
Dividends from net investment income............         (.15)      (.34)     (.59)     (.52)            -0-
Distributions in excess.........................         (.27)      -0-       -0-       -0-              -0-
Distributions from net realized gains on
 investments and foreign currency transactions..        (2.59)     (2.24)     (.91)     (.77)            -0-
                                                     --------    -------   -------    ------         -------
Total dividends and distributions...............        (3.01)     (2.58)    (1.50)    (1.29)            -0-
                                                     --------    -------   -------    ------         -------
Net asset value, end of period..................     $  12.20    $ 19.01   $ 20.08    $21.49         $ 18.34
                                                     ========    =======   =======    ======         =======
Market value, end of period.....................     $10.0625    $15.375   $ 16.50    $16.75         $14.875
                                                     ========    =======   =======    ======         =======
Total Return
------------
Total investment return based on: (c)
 Market value...................................       -18.11%     9.28%      6.12%    22.90%           5.50%
 Net asset value................................       -19.70%    11.03%       .66%    27.89%          30.07%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted).......      $73,277  $114,182   $120,612  $129,112        $110,181
Ratio of expenses to average net assets.........         2.10%     2.05%      2.04%     2.05%           2.30%(d)
Ratio of net investment income to
 average net assets.............................         0.95%     2.00%      1.87%      .94%           3.65%(d)
Portfolio turnover rate.........................           86%      46%         62%       41%             15%

--------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Net of offering costs of $.23.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.
(d)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                    The Southern Africa Fund
================================================================================

To the Shareholders and Board of Directors
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP


New York, New York
January 14, 1999
--------------------------------------------------------------------------------

Federal Income Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund made capital gain distributions of $13,476,714 during the fiscal year ended November 30, 1998 which are subject to a maximum tax rate 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.

ADDITIONAL INFORMATION(unaudited)                       The Southern Africa Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.

ADDITIONAL INFORMATION(continued)                       The Southern Africa Fund
================================================================================

Year 2000 (Unaudited)

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), the Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report the Fund and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President          Wendy N. Luhabe
T.N. Chapman(1)                                   Ronnie Masson
Prof. Dennis Davis(1)                             Sam N. Montsi(1)
David D.T. Hatendi(1)                             Johannes C. van Reenen
Dr. Willem de Klerk(1)                            Frank Savage
Moss L. Leoka                                     Dr. Reba W. Williams
                                                  Peter G.A. Wrighton(1)

OFFICERS
Norman S. Bergel, Senior Vice President           Mark D. Gersten, Treasurer & Chief Financial Officer
Mark H. Breedon, Senior Vice President            Vincent S. Noto, Controller
Russell Brody, Vice President
Edmund P. Bergan Jr., Secretary

ADMINISTRATOR                                     INDEPENDENT AUDITORS
Princeton Administrators, L.P.                    Ernst & Young LLP
P.O. Box 9095                                     787 Seventh Avenue
Princeton, NJ 08543-9095                          New York, NY 10019

CUSTODIAN                                         DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                     TRANSFER AGENT AND REGISTRAR
40 Water Street                                   The Bank of New York
Boston, MA 02109                                  101 Barclay Street
                                                  New York, NY 10286
LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Southern Africa Fund
Summary of General Information

Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at 1-800-432-8224.

The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR

                                      THE
                                ---------------
                                SOUTHERN AFRICA
                                ---------------
                                      FUND


                                Annual Report
                                November 30, 1998


                                Alliance(R)